UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 14, 2011

WILLIS GROUP HOLDINGS PUBLIC
LIMITED COMPANY
(Exact name of registrant as specified in its charter)

Ireland
(Jurisdiction of incorporation or organization)

001-16503	98-0352587
(Commission file number)	(I.R.S. Employer Identification No.)

c/o Willis Group Limited
51 Lime Street, London EC3M 7DQ, England
(Address of principal executive offices)

(011) 44-20-3124-6000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement

On March 14, 2011, Trinity Acquisition plc (“Trinity”), an indirect wholly owned subsidiary of Willis Group Holdings Public Limited Company (the “Company”), entered into an agreement (the “Repurchase Agreement”) with GSMP V Onshore International, Ltd., GSMP V Offshore International, Ltd., GSMP V Institutional International, Ltd., GSLP I Offshore Investment Fund A, L.P., GSLP I Offshore Investment Fund B, L.P., GSLP I Offshore Investment Fund C, L.P., GSLP I Onshore Investment Fund, L.L.C, Highbridge Mezzanine Partners Onshore Lux S.À R.L., Highbridge Mezzanine Partners Offshore Lux S.À R.L. and Highbridge Mezzanine Partners Institutional Lux S.À R.L. pursuant to which Trinity will repurchase $465.0 million principal amount of its 12.875% senior notes due 2016 (the “Notes”) for a purchase price equal to 100% of the principal amount of Notes, plus all accrued and unpaid interest on the Notes through the date of the repurchase plus a make-whole amount that represents a slight discount to the make-whole redemption amount provided in the indenture governing the Notes. Consummation of the repurchase is conditioned upon and subject to completion of an issuance of debt securities by Trinity or an affiliate in an aggregate amount sufficient to repurchase all of the notes to be purchased pursuant to the terms of the Repurchase Agreement. A copy of the Repurchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01 — Other Events

On March 14, 2011, the Company issued a press release announcing the commencement of an offering (the “Notes Offering”) of senior unsecured notes on the terms and conditions set forth in a preliminary prospectus supplement filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 424(b) of the Securities Act of 1933, as amended.

A copy of the press release relating to such announcement, dated March 14, 2011, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In connection with the Notes Offering, the Company has filed an amended Registration Statement on Form S-3 under which, amongst other things, it may offer debt securities, preferred stock, ordinary stock and other securities (the “Willis Shelf”). Debt securities issued by the Company may be guaranteed by certain of its direct and indirect subsidiaries (“the Guarantor Subsidiaries”), including Willis Netherlands Holdings B.V., Willis Investment UK Holdings Limited, TA I Limited, Trinity, Willis Group Limited and Willis North America Inc.

Rule 3-10 of Regulation S-X requires that the Company’s financial statements incorporated by reference into the registration statement include certain condensed consolidating financial information relating to the Company, the Guarantor Subsidiaries and the subsidiary companies that are not named in the Registration Statement as Guarantor Subsidiaries. Accordingly, the Company is filing this Current Report on Form 8-K to add Note 30 to the Notes to the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 (the ‘‘2010 10-K’’) filed with the SEC on February 28, 2011. To reflect the addition of Note 30 to the Company’s audited consolidated financial statements included within the Company’s 2010 10-K, the Company has amended such financial statements in their entirety which are attached as Exhibit 99.2 and will be incorporated by reference in the amended Registration Statement at such time it becomes effective.

Other than the changes described above, this Form 8-K does not modify or update the disclosures in the Company’s 2010 10-K in any way. This report should be read in combination with the Company’s 2010 10-K.

Item 9.01 — Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Description

10.1	Repurchase Agreement dated as of March 14, 2011 among Trinity Acquisition plc and GSMP V Onshore International, Ltd., GSMP V Offshore International, Ltd., GSMP V Institutional International, Ltd., GSLP I Offshore Investment Fund A, L.P., GSLP I Offshore Investment Fund B, L.P., GSLP I Offshore Investment Fund C, L.P., GSLP I Onshore Investment Fund, L.L.C, Highbridge Mezzanine Partners Onshore Lux S.À R.L., Highbridge Mezzanine Partners Offshore Lux S.À R.L. and Highbridge Mezzanine Partners Institutional Lux S.À R.L.
23.1	Consent of Deloitte LLP.
99.1	Willis Group Holdings Public Limited Company Press Release issued March 14, 2011.
99.2	Financial Statements and Supplementary Data for the three years ended December 31, 2010 (which replaces and supersedes Part II, Item 8 of the 2010 Form 10-K filed with the SEC on February 28, 2011).
101.INS**	XBRL Instance Document
101.SCH**	XBRL Taxonomy Extension Schema Document
101.CAL**	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF**	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB**	XBRL Taxonomy Extension Label Linkbase Document
101.PRE**	XBRL Taxonomy Extension Presentation Linkbase Document

**	Pursuant to Rule 406T of Regulation S-T, the Interactive Data Files on Exhibit 101 hereto are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are deemed not filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and otherwise are not subject to liability under those sections

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 14, 2011                   Willis Group Holdings Public Limited Company

By:	/s/ Adam G. Ciongoli
Adam G. Ciongoli
Group General Counsel

INDEX TO EXHIBITS

Number	Description

10.1	Repurchase Agreement dated as of March [14], 2011 among Trinity Acquisition plc and GSMP V Onshore International, Ltd., GSMP V Offshore International, Ltd., GSMP V Institutional International, Ltd., GSLP I Offshore Investment Fund A, L.P., GSLP I Offshore Investment Fund B, L.P., GSLP I Offshore Investment Fund C, L.P., GSLP I Onshore Investment Fund, L.L.C, Highbridge Mezzanine Partners Onshore Lux S.À R.L., Highbridge Mezzanine Partners Offshore Lux S.À R.L. and Highbridge Mezzanine Partners Institutional Lux S.À R.L.
23.1	Consent of Deloitte LLP.
99.1	Willis Group Holdings Public Limited Company Press Release issued March 14, 2011.
99.2	Financial Statements and Supplementary Data for the three years ended December 31, 2010 (which replaces and supersedes Part II, Item 8 of the 2010 Form 10-K filed with the SEC on February 28, 2011).
101.INS**	XBRL Instance Document
101.SCH**	XBRL Taxonomy Extension Schema Document
101.CAL**	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF**	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB**	XBRL Taxonomy Extension Label Linkbase Document
101.PRE**	XBRL Taxonomy Extension Presentation Linkbase Document

**	Pursuant to Rule 406T of Regulation S-T, the Interactive Data Files on Exhibit 101 hereto are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are deemed not filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and otherwise are not subject to liability under those sections

4